Kramer, Levin, Naftalis & Frankel
9 1 9  T H I R D  A V E N U E
NEW YORK, N.Y. 10022   3852
(212) 715   9100
                                                          FAX
                                                          (212) 715-8000
                                                          ______

                                                          WRITER'S DIRECT NUMBER

                                                          (212) 715-9100
                                      April 9, 1997


Lexington Natural Resources Trust
Park 80 West Plaza Two
Saddle Brook, New Jersey  07662

          Re:  Lexington Natural Resources Trust
               Park 80 West Plaza Two
               Saddle Brook, New Jersey  07662

               Gentlemen:

          We hereby consent to the reference to our firm as counsel in the Post-Effective Amendment to the Registration Statement on Form N-1A.

                              Very truly yours,


                              /s/Kramer, Levin, Naftalis & Frankel